Exhibit 99.1

CONTACT:	Investors: Douglas A. Fox, CFA Vice President, Investor Relations and Treasurer +1 847 793 6735 dfox@zebra.com	Media: Orlando De Bruce Director, Global Public Relations +1 510 267 5052 odebruce@zebra.com

FOR IMMEDIATE RELEASE

Zebra Technologies Announces 2009 Third Quarter Financial Results

Strong sequential increases in sales and earnings led by improved business in North America

Lincolnshire, IL, November 4, 2009—Zebra Technologies Corporation (NASDAQ: ZBRA) today announced net sales of $200,778,000 for the quarter that ended October 3, 2009, compared with $244,073,000 for the corresponding period a year ago. Quarterly net income was $11,111,000, or $0.19 per diluted share, including $3,515,000 in exit, restructuring and integration costs which lowered diluted earnings by $0.04 per share. Net income for the third quarter of 2008 was $25,770,000, or $0.40 per diluted share, including a $0.04 per diluted share impact from exit, restructuring and integration costs.

“We are pleased to report better-than-expected sales and solid earnings performance for the third quarter,” stated Anders Gustafsson, Zebra’s chief executive officer. “These results were in large part driven by not only increasing demand for our products, but also our strategic commitment over the last year to continue investment in areas that strengthen Zebra’s future. We reinforced our industry-leading position, maintained strong cash flows and began to realize the initial benefits from our outsourcing activities.”

Mr. Gustafsson continued, “Around the world, as we continue to drive competitive advantage through innovation, more customers are turning to Zebra to help them improve business performance and supply chain execution with our industry-leading suite of specialty printing, RFID and other asset tracking solutions. Zebra will continue to capitalize on our strategic and financial strength as the business environment improves by investing in global expansion and other high-returning activities to deliver better customer service, improve operational efficiency, and build stockholder value.”

At October 3, 2009, Zebra had $223,272,000 in cash and investments, and no long-term debt. Net inventories were $79,807,000, and net accounts receivable were $144,375,000.

Discussion and Analysis

For the third quarter of 2009, compared with the third quarter of 2008:

•	Net sales in all geographic regions were affected by lower economic activity, with relatively better sales performance in North America, which increased 13.2% from the second quarter of 2009.

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Lower overhead absorption because of reduced volumes and a less favorable product mix contributed to a decline in gross profit margin to 45.7% from 48.3% a year ago. These factors were partially offset by the benefit of outsourcing and higher gross profit margin in the company’s Zebra Enterprise Solutions group.

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Operating expenses declined from cost-reduction actions, which reduced overall employee-related compensation, travel and entertainment expenses and project expenses, in addition to lower expenses for amortization of intangible assets and exit, restructuring and integration costs. These reductions were offset by increases in general and administrative expenses for consulting and benefit costs. In addition, operating expenses for the third quarter 2008 include a non-taxable $5,302,000 reduction in operating expenses for the settlement of Zebra’s claim against the escrow for its acquisition of WhereNet Corp., and a $1,121,000 gain on the sale/leaseback of the company’s facility in Camarillo, CA, recognized as a reduction in general and administrative expenses.

•

Investment income totaled $901,000 for the third quarter of 2009, compared with an investment loss of $5,140,000, which included write-downs of $4,374,000 on securities and $2,897,000 on a long-term investment.

For the first nine months of 2009, net sales were $581,063,000, compared with $744,132,000. Net income for the year to-date was $29,474,000, or $0.49 per diluted share, including $9,455,000 in exit, restructuring and integration costs which lowered diluted earnings by $0.11 per share. For the same period a year ago, net income was $78,940,000, or $1.20 per diluted share, including $12,218,000 or $0.13 per diluted share in exit, restructuring and integration costs.

Stock Purchase Update

During the third quarter of 2009, the company repurchased 326,850 shares of Zebra Technologies Corporation Class A Common Stock. At the end of the third quarter, Zebra had 2,792,838 shares remaining in the company’s stock buyback authorization and 58,832,620 shares of common stock outstanding.

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Fourth Quarter Outlook

Zebra announced its financial forecast for the fourth quarter of 2009. Net sales are expected within a range of $200,000,000 and $212,000,000. Diluted earnings per share are expected within a range of $0.18 and $0.25. This forecast includes expected exit and restructuring costs of $0.03 per diluted share.

Conference Call Notification

Investors are invited to listen to a live Internet broadcast of Zebra’s conference call discussing the company’s financial results for the third quarter of 2009. The conference call will be held at 11:00 AM Eastern Time today. To listen to the call, visit the company’s Web site at http://www.zebra.com.

Forward-looking Statement

This press release contains forward-looking statements, as defined by the Private Securities Litigation Reform Act of 1995, including, without limitation, the statements regarding the company’s financial forecast for the fourth quarter of 2009 stated in the paragraph above captioned “Fourth Quarter Outlook.” Actual results may differ from those expressed or implied in the company’s forward-looking statements. These statements represent estimates only as of the date they were made. Zebra may elect to update forward-looking statements but expressly disclaims any obligation to do so, even if the company’s estimates change.

These forward-looking statements are based on current expectations, forecasts and assumptions and are subject to the risks and uncertainties inherent in Zebra’s industry, market conditions, general domestic and international economic conditions, and other factors. These factors include customer acceptance of Zebra’s hardware and software products and competitors’ product offerings, and the potential effects of technological changes. These factors also include the current credit crisis, capital markets volatility, and disruptions and overall worldwide deteriorating economic conditions that have been widely reported, as they may have adverse effects on Zebra, its suppliers and its customers. Profits and profitability will be affected by Zebra’s ability to control manufacturing and operating costs, including the effect of Zebra’s activities to transfer final assembly of its printers to a third-party manufacturer. Because of a large investment portfolio, interest rates and financial market conditions will also have an impact on results. Foreign exchange rates will have an effect on financial results because of the large percentage of our international sales. The outcome of litigation in which Zebra may be involved is another factor. In addition, the acquisitions of WhereNet, proveo, Navis and Multispectral Solutions have risks relating to integrating these companies’ businesses and operations with Zebra’s. These and other factors could have an adverse effect on Zebra’s sales, gross profit margins and results of operations and increase the volatility of our financial results. When used in this release and documents referenced, the words

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“anticipate,” “believe,” “estimate,” and “expect” and similar expressions, as they relate to the company or its management, are intended to identify such forward-looking statements, but are not the exclusive means of identifying these statements. Descriptions of the risks, uncertainties and other factors that could affect the company’s future operations and results can be found in Zebra’s filings with the Securities and Exchange Commission. In particular, readers are referred to Zebra’s Form 10-K for the year ended December 31, 2008.

Zebra Technologies Corporation helps its customers identify, track and manage assets, transactions and people with systems and solutions that improve business processes. Companies use innovative and reliable Zebra printers, supplies, RFID products and software to increase productivity, improve quality, lower costs, and deliver better customer service. Information about Zebra and Zebra-brand products can be found at http://www.zebra.com.

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ZEBRA TECHNOLOGIES CORPORATION

CONSOLIDATED BALANCE SHEETS

(Amounts in thousands)

	October 3, 2009	December 31, 2008
	(Unaudited)
ASSETS
Current assets:
Cash and cash equivalents	$39,048	$33,267
Restricted cash	1,748	1,639
Investments and marketable securities	91,055	85,654
Accounts receivable, net	144,375	152,679
Inventories, net	79,807	100,199
Deferred income taxes	11,312	11,679
Income taxes receivable	369	—
Prepaid expenses and other current assets	10,503	11,701

Total current assets	378,217	396,818

Property and equipment at cost, less accumulated depreciation and amortization	78,984	75,363
Long-term deferred income taxes	47,422	51,251
Goodwill	153,497	151,356
Other intangibles, net	58,633	66,359
Long-term investments and marketable securities	91,421	104,326
Other assets	5,254	5,405

Total assets	$813,429	$850,878

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$22,716	$38,152
Accrued liabilities	48,582	67,911
Deferred revenue	21,867	18,366
Income taxes payable	—	558

Total current liabilities	93,165	124,987
Deferred rent	4,241	4,903
Other long-term liabilities	9,479	10,250

Total liabilities	106,885	140,140

Stockholders’ equity:
Preferred Stock	—	—
Class A Common Stock	722	722
Additional paid-in capital	134,953	144,861
Treasury stock	(372,800)	(344,147)
Retained earnings	951,565	922,091
Accumulated other comprehensive loss	(7,896)	(12,789)

Total stockholders’ equity	706,544	710,738

Total liabilities and stockholders’ equity	$813,429	$850,878

ZEBRA TECHNOLOGIES CORPORATION

CONSOLIDATED STATEMENTS OF EARNINGS

(Amounts in thousands, except per share data)

(Unaudited)

	Three Months Ended		Nine Months Ended
	October 3, 2009	September 27, 2008	October 3, 2009	September 27, 2008
Net sales	$200,778	$244,073	$581,063	$744,132
Cost of sales	109,080	126,287	321,820	375,716

Gross profit	91,698	117,786	259,243	368,416
Operating expenses:
Selling and marketing	25,793	30,980	72,193	91,453
Research and development	21,155	23,879	63,573	71,345
General and administrative	23,348	18,534	64,659	67,795
Amortization of intangible assets	2,649	4,711	7,857	13,904
Exit, restructuring and integration costs	3,515	4,304	9,455	12,218
Claim settlement	—	(5,302)	—	(5,302)
Asset impairment charges	88	—	(203)	—

Total operating expenses	76,548	77,106	217,534	251,413

Operating income	15,150	40,680	41,709	117,003

Other income (expense):
Investment income	901	(5,140)	3,093	(14)
Foreign exchange gain (loss)	575	247	(840)	878
Other, net	(286)	(185)	(622)	(1,089)

Total other income	1,190	(5,078)	1,631	(225)

Income before income taxes	16,340	35,602	43,340	116,778
Income taxes	5,229	9,832	13,866	37,838

Net income	$11,111	$25,770	$29,474	$78,940

Basic earnings per share	$0.19	$0.40	$0.49	$1.21
Diluted earnings per share	$0.19	$0.40	$0.49	$1.20
Basic weighted average shares outstanding	58,954	64,328	59,548	65,190
Diluted weighted average and equivalent shares outstanding	59,083	64,653	59,643	65,550

ZEBRA TECHNOLOGIES CORPORATION

CONSOLIDATED STATEMENTS OF CASH FLOWS

(Amounts in thousands)

(Unaudited)

	Nine Months Ended
	October 3, 2009	September 27, 2008
Cash flows from operating activities:
Net income	$29,474	$78,940
Adjustments to reconcile net income to net cash provided by (used in) operating activities:
Depreciation and amortization	24,409	28,418
Stock-based compensation	8,687	10,780
Excess tax benefit from share-based compensation	(11)	(187)
Gain on sale of asset	357	(1,121)
Asset impairment charges	(203)	—
Deferred income taxes	4,259	(4,624)
Changes in assets and liabilities, net of effects of acquisitions:
Accounts receivable, net	13,797	(29,654)
Inventories	22,632	(22,575)
Other assets	(677)	930
Accounts payable	(21,216)	7,573
Accrued liabilities	(19,389)	(6,009)
Deferred revenue	2,674	13,279
Income taxes payable	(2,394)	2,295
Other operating activities	584	2,461

Net cash provided by operating activities	62,983	80,506

Cash flows from investing activities:
Purchases of property and equipment	(19,499)	(28,534)
Proceeds from sale of assets	—	14,796
Acquisition of businesses acquired, net of cash acquired	—	(18,570)
Acquisition of intangible assets	—	(1,100)
Payments for patents and licensing arrangements	(425)	—
Purchases of investments and marketable securities	(236,520)	(502,699)
Maturities of investments and marketable securities	194,939	388,362
Sales of investments and marketable securities	49,899	178,104

Net cash provided by (used in) investing activities	(11,606)	30,359

Cash flows from financing activities:
Purchase of treasury stock	(49,609)	(107,504)
Proceeds from exercise of stock options and stock purchase plan purchases	3,250	4,343
Excess tax benefit from share-based compensation	11	187

Net cash used in financing activities	(46,348)	(102,974)

Effect of exchange rate changes on cash	752	775

Net increase in cash and cash equivalents	5,781	8,666
Cash and cash equivalents at beginning of period	33,267	38,211

Cash and cash equivalents at end of period	$39,048	$46,877

Supplemental disclosures of cash flow information:
Income taxes paid	19,856	40,682

ZEBRA TECHNOLOGIES CORPORATION

SUPPLEMENTAL SALES INFORMATION

(Amounts in thousands)

(Unaudited)

Sales by Product Category

	Three Months Ended
Product Category	October 3, 2009	September 27, 2008	Percent Change	Percent of Net Sales - 2009	Percent of Net Sales - 2008
Hardware	$131,484	$175,663	(25.1)	65.5	72.0
Supplies	43,229	45,530	(5.1)	21.5	18.7
Service and software	25,443	26,260	(3.1)	12.7	10.8
Shipping and handling	1,250	1,710	(26.9)	0.6	0.6
Cash flow hedging activities	(629)	(5,090)	NM	(0.3)	(2.1)

Total sales	$200,778	$244,073	(17.7)	100.0	100.0

	Nine Months Ended
Product Category	October 3, 2009	September 27, 2008	Percent Change	Percent of Net Sales - 2009	Percent of Net Sales - 2008
Hardware	$382,504	$541,483	(29.4)	65.8	72.8
Supplies	116,836	131,236	(11.0)	20.1	17.6
Service and software	77,116	78,955	(2.3)	13.3	10.6
Shipping and handling	3,883	5,344	(27.3)	0.7	0.7
Cash flow hedging activities	724	(12,886)	NM	0.1	(1.7)

Total sales	$581,063	$744,132	(21.9)	100.0	100.0

Sales by Geographic Region

	Three Months Ended
Geographic Region	October 3, 2009	September 27, 2008	Percent Change	Percent of Net Sales - 2009	Percent of Net Sales - 2008
Europe, Middle East and Africa	$67,591	$85,381	(19.9)	33.7	35.0
Latin America	17,452	21,268	(17.9)	8.7	8.7
Asia-Pacific	20,889	26,560	(24.3)	10.4	10.9

Total International	105,932	133,209	(20.5)	52.8	54.6
North America	94,846	110,864	(14.4)	47.2	45.4

Total sales	$200,778	$244,073	(17.7)	100.0	100.0

	Nine Months Ended
Geographic Region	October 3, 2009	September 27, 2008	Percent Change	Percent of Net Sales - 2009	Percent of Net Sales - 2008
Europe, Middle East and Africa	$211,255	$276,538	(22.3)	36.4	37.2
Latin America	45,528	58,618	(22.3)	7.8	7.9
Asia-Pacific	60,136	76,694	(26.0)	10.3	10.3

Total International	316,919	411,850	(23.0)	54.5	55.4
North America	264,144	332,282	(20.5)	45.5	44.6

Total sales	$581,063	$744,132	(21.9)	100.0	100.0

ZEBRA TECHNOLOGIES CORPORATION

SUPPLEMENTAL SEGMENT INFORMATION

(Amounts in thousands)

(Unaudited)

	Three Months Ended		Nine Months Ended
	October 3, 2009	September 27, 2008	October 3, 2009	September 27, 2008
Net sales:
Specialty Printing Group	$180,757	$218,452	$519,434	$671,965
Zebra Enterprise Solutions	20,021	25,621	61,629	72,167

Total	$200,778	$244,073	$581,063	$744,132

Cost of sales:
Specialty Printing Group	$101,926	$114,999	$297,058	$341,149
Zebra Enterprise Solutions	7,154	11,288	24,762	34,567

Total	$109,080	$126,287	$321,820	$375,716

Operating expenses:
Specialty Printing Group	$42,149	$48,959	$121,607	$155,153
Zebra Enterprise Solutions	15,866	15,970	47,560	53,940
Corporate and other	18,533	12,177	48,367	42,320

Total	$76,548	$77,106	$217,534	$251,413

Operating income (loss):
Specialty Printing Group	$36,682	$54,494	$100,769	$175,663
Zebra Enterprise Solutions	(2,999)	(1,637)	(10,693)	(16,340)
Corporate and other	(18,533)	(12,177)	(48,367)	(42,320)

Total	$15,150	$40,680	$41,709	$117,003

Corporate and other includes corporate administration costs or assets that support both reporting segments.

ZEBRA TECHNOLOGIES CORPORATION

PRINTER UNITS and AVERAGE UNIT PRICES

(Unaudited)

	Three Months Ended			Nine Months Ended
	October 3,	September 27,	Percent	October 3,	September 27,	Percent
	2009	2008	Change	2009	2008	Change
Total printers shipped	201,713	241,717	(16.6)	606,130	722,576	(16.1)
Average selling price of printers shipped	$551	$596	(7.6)	$577	$613	(5.9)